TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Transamerica Morgan Stanley Capital Growth VP

Effective as of November 1, 2019, the management fee schedule, sub-advisory fee schedule and expense limitation arrangement will be revised as described herein.

MANAGEMENT FEES:

Effective as of November 1, 2019, the management fee schedule paid by the portfolio will be lowered as described below.

Transamerica Asset Management, Inc. (“TAM”) will receive compensation from the portfolio, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $750 million	0.755%
Over $750 million up to $1.5 billion	0.715%
Over $1.5 billion up to $3 billion	0.645%
Over $3 billion up to $5 billion	0.63%
In excess of $5 billion	0.58%

The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus is deleted entirely and replaced with the following:

Class	Initial	Service
Management fees[1]	0.73%	0.73%
Distribution and service (12b-1) fees[2]	0.00%	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.77%	1.02%

[1]	Management fees have been restated to reflect a reduction in management fees effective November 1, 2019.
[2]

The portfolio does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2020. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.

The “Example” table included in the Prospectus and Summary Prospectus is deleted entirely and replaced with the following:

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Initial Class	$79	$246	$428	$954
Service Class	$104	$325	$563	$1,248

The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectus:

Transamerica Morgan Stanley Capital Growth VP: Effective November 1, 2019, the management fee is 0.755% of the first $750 million; 0.715% over $750 million up to $1.5 billion; 0.645% over $1.5 billion up to $3 billion; 0.63% over $3 billion up to $5 billion; and 0.58% in excess of $5 billion in average daily net assets. Prior to November 1, 2019, the management fee was 0.83% of the first $500 million; and 0.705% in excess of $500 million in average daily net assets.

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EXPENSE LIMITATION:

Effective as of November 1, 2019, the portfolio’s contractual waiver arrangements will be extended through May 1, 2021 and the expense limit on Initial Class shares will be lowered to 0.76% and the expense limit on Service Class shares will be lowered to 1.01%.

SUB-ADVISORY FEES:

Effective as of November 1, 2019, the sub-advisory fee schedule paid by TAM to the portfolio’s sub-adviser will be lowered as described below.

The following information revises the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers”:

Portfolio	Sub-Adviser	Sub-Advisory Fees
Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.(14)	0.27% of the first $1.5 billion 0.23% over $1.5 billion up to $3 billion 0.22% over $3 billion up to $5 billion 0.20% in excess of $5 billion

(14)

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of the portfolio, Transamerica Capital Growth, Morgan Stanley Growth Retirement Option, a separately managed account of Transamerica Life Insurance Company that is advised by Morgan Stanley Investment Management Inc. and the portion of the assets of Transamerica Large Growth that are sub-advised by Morgan Stanley Investment Management Inc.

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Investors Should Retain this Supplement for Future Reference

November 1, 2019